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                                                              Exhibit (10)-(57)


          AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AND SALE AGREEMENT
                                     AND
                   CONSENT UNDER REVOLVING CREDIT AGREEMENT



          AMENDMENT AND CONSENT (the "Amendment") dated as of May , 1995 to (i) the Revolving Credit Agreement dated as of October 12, 1994 (as in effect on the date hereof, the "Revolving Credit Agreement") among LTV Sales Finance Company ("Sales Finance"), the financial institutions parties thereto as Banks, the Issuing Banks referred to therein and Bankers Trust Company, as Collateral Agent and Facility Agent and (ii) the Receivables Purchase and Sale Agreement dated as of October 12, 1994 (as in effect on the date hereof, the "Receivables Purchase Agreement") among The LTV Corporation ("LTV"), the Sellers named therein, including Continental Emsco Company ("Continental Emsco"), LTV Steel Company, Inc., as Servicer, and Sales Finance, as Purchaser.


          LTV intends to sell the stock of Continental
Emsco, or to cause Continental Emsco to sell all or a substantial portion of its assets, and desires that (i) Continental Emsco cease being a "Seller" under the Receivables Purchase Agreement, (ii) repurchase the Receivables and Related Security heretofore transferred by Continental Emsco under the Receivables Purchase Agreement and outstanding on the date hereof, and (iii) have reconveyed to it Lock-Box Accounts and related lock-boxes transferred by Continental Emsco (such assets and accounts in items (ii) and (iii) collectively, the "Transferred Continental Emsco Assets") ; and the parties hereto have agreed so to provide. The parties hereto therefore agree as follows:


          1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement or the Receivables Purchase Agreement shall have the meaning assigned to such term therein. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Revolving Credit Agreement or the Receivables Purchase Agreement, as the case may be, shall from and after the date hereof refer to the Revolving Credit Agreement or the Receivables Purchase Agreement, respectively, as amended hereby.

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          2.  CONTINENTAL EMSCO AS TERMINATING SELLER.  On
the Effective Date (as defined in Section 6 below), and without need of the notice period provided in Section
2.07(i) of the Receivables Purchase Agreement, Continental
Emsco shall be a Terminating Seller as defined in Section
2.07 of the Receivables Purchase Agreement and shall thereupon cease to be a Seller, as defined in the Receivables Purchase Agreement, for any and all purposes thereof, and have no further obligations thereunder, except to the extent provided in such Section 2.07.


          3. RECONVEYANCE OF ASSETS AND ACCOUNTS. Sales Finance hereby reconveys to Continental Emsco, effective on the Effective Date, all right, title and interest of Sales Finance in and to all of the Transferred Continental Emsco Assets. The price for reconveyance of the Transferred Continental Emsco Assets shall be the aggregate outstanding balance on the Effective Date of the Receivables included in such assets, as set forth in the certificate referred to in
Section 6(ii) below (the "Purchase Price"), and shall be payable in cash within two Business Days after the Effective Date. Immediately upon such reconveyance and receipt of such Purchase Price, Sales Finance will have no further ownership, security or other interest in any Transferred Continental Emsco Assets.


          4. RELEASES PURSUANT TO THE REVOLVING CREDIT AGREEMENT. Effective on the Effective Date and upon the receipt by Sales Finance of the Purchase Price, the Collateral Agent hereby releases any and all security and other interests under the Revolving Credit Agreement or the other Facility Documents that it may have in the Transferred Continental Emsco Assets.


          5. WAIVER OF SECTION 8.07. Section 8.07 of the Revolving Credit Agreement is hereby waived to the extent required to permit the amendments and modifications to the Facility Documents otherwise contemplated by this Amendment, and the Required Banks expressly consent to this Amendment and the transactions contemplated hereby.


          6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date (the "Effective Date") that the Facility Agent shall have received at or prior to such time:


          (i) duly executed counterparts hereof signed by Sales Finance and the Required Banks (in the





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     case of the Revolving Credit Agreement) and, in
     addition (in the case of the Receivables Purchase
     Agreement), by Continental Emsco and the other
     Sellers parties to the Receivables Purchase
     Agreement (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and


         (ii) a certificate from a Responsible Officer of Continental Emsco (x) that the termination by Continental Emsco of its status as a Seller will not have a Material Adverse Effect, as provided in
     Section 2.07 of the Receivables Purchase Agreement and (y) setting forth the aggregate outstanding balance on the Effective Date of the Receivables included in the Transferred Continental Emsco
     Assets.


         7. NOTICE TO RATING AGENCIES. Sales Finance shall give notice of this Amendment to the Rating Agency promptly upon the Effective Date.


         8.  GOVERNING LAW.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

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                       IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed as of the date first above written.



                              THE LTV CORPORATION




                             By: J.C. Skurek
                                --------------------------------
                             Title: Vice President and Treasurer




                             LTV STEEL COMPANY, INC.,



                             By:  J.C. Skurek
                                --------------------------------
                             Title: Vice President and Treasurer




                             CONTINENTAL EMSCO COMPANY




                             By:   J.C. Skurek
                                --------------------------------
                             Title: Vice President and Treasurer




                             LTV STEEL TUBULAR PRODUCTS COMPANY




                             By:   J.C. Skurek
                                --------------------------------
                             Title: Vice President and Treasurer




                             GEORGIA TUBING CORPORATION




                             By:    J.C. Skurek
                                --------------------------------
                             Title: Vice President and Treasurer



                             LTV SALES FINANCE COMPANY



                             By:     J.C. Skurek
                                ---------------------------------
                             Title:  Vice President and Treasurer


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                             BANKERS TRUST COMPANY, as
                                Facility Agent and
                                Collateral Agent




                             By: /s/ Christopher Pohl
                                ---------------------------------
                                Title:




                             ABBEY NATIONAL TREASURY
                                SERVICES PLC




                             By:   /s/ illegible
                                ---------------------------------
                                Title:




                             CAISSE NATIONALE DE
                                CREDIT AGRICOLE




                             By:  /s/ Katherine L. Abbott
                                ---------------------------------
                                Title:  FIRST VICE PRESIDENT




                             LTV SALES FINANCE COMPANY




                             By:
                                ---------------------------------
                                Title:




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